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                                                                    Exhibit 10.1



                             SUBSCRIPTION AGREEMENT



        This subscription agreement (this "Agreement") is dated as of August 30, 2002 between the buyers signatory hereto (each a "Buyer" and collectively the "Buyers") and Cray Inc., a Washington corporation (the "Seller"), whereby the parties agree as follows:

1. Subscription.


        a) Each Buyer, severally and not jointly, agrees to buy, and the Seller agrees to sell and issue to each Buyer, the number of shares of the Seller's common stock set forth on the signature page hereof opposite the name of each Buyer (collectively, the "Shares"), on the date hereof, at a price equal to $3.40 per share, or a total purchase price for each Buyer as set forth on the signature page hereof opposite the name of such Buyer (the "Purchase Price") along with warrants in the form of Exhibit B attached hereto, to purchase up to, in the aggregate, 294,117 shares of the sellers common stock (the "Warrants"), which Warrants shall be exercisable for a period of 4 years and have an exercise price equal to $4.50, subject to adjustment therein. The Warrants shall be issued to the investors pro-rata in proportion to their purchases hereunder.


        b) The Shares and Warrants have been registered on a Form S-3 registration statement, SEC File No. 333-89134, which registration statement (the "Registration Statement") has been declared effective by the Securities and Exchange Commission (the "SEC"), has remained effective since such date and is effective on the date hereof.


        c) On the date hereof, the Seller shall deliver to each Buyer the Shares purchased by such Buyer via the Depository Trust Company's ("DTC") Deposit Withdrawal Agent Commission ("DWAC") system via the DTC instructions for such Buyer set forth on the signature page hereof and shall deliver the respective Warrants to the Buyers at the address set forth on the signature page hereto. The total Purchase Price payable by each Buyer as set forth on the signature page hereof shall be paid by wire transfer to the Seller on the date hereof pursuant to wire instructions that have been provided to each Buyer. The Shares must be unlegended and free of any resale restrictions. All parties hereby agree and acknowledge that delivery of the Shares via DTC's DWAC system is a material obligation of the Seller and furthermore, with respect to the obligations of each party hereunder, time is of the essence.



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        d)      Pursuant to SEC Rule 424(b)(2), the Seller agrees to file with the SEC a prospectus supplement in the form of Exhibit A hereto regarding the sale of the Shares and the Warrants to the Buyers.


2. Seller Representations and Warranties. The Seller represents and warrants to each Buyer that: (a) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) this Agreement has been duly authorized and executed by the Seller and constitutes a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, subject to general principles of equity and subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws affecting the enforcement of creditors' right generally; (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not result in a breach of (i) the Seller's articles of incorporation or by-laws, or (ii) any agreement to which the Seller is a party or by which any of its property or assets is bound; (d) upon issuance of the Shares and Warrants to the Buyers for the total Purchase Price payable hereunder, the Shares and Warrants will be duly and validly issued and outstanding and fully paid and non-assessable, and, with respect to the Shares and the shares underlying the Warrants upon exercise, each Buyer will be entitled to all rights accorded to a holder of common stock of the Seller; and (e) the Registration Statement and the final prospectus included therein do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.


3. Buyer Representations and Warranties. Each Buyer, severally and not jointly, represents and warrants to the Seller that: (a) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) this Agreement has been duly authorized and executed by such Buyer and constitutes a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject to general principles of equity and subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws affecting the enforcement of creditors' right generally;
(c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not result in a breach of any agreement to which such Buyer is a party or by which any of its property or assets is bound;
(d) such Buyer is, and since November 16, 2001 has been, a holder of securities of the Seller, or such Buyer is an affiliate (as defined in SEC Rule 405 under the Securities Act of 1933, as amended) of a person or entity that is, and since November 16, 2001 has been, a holder of securities of the Seller; and (e) any sale of the Shares by such Buyer will be in compliance with all applicable state and federal securities laws.


4. Condition of the Seller. It shall be a condition of the obligations of the Seller hereunder that the Seller receive not less than $10,000,000 in aggregate gross proceeds from the sale of the Shares and Warrants to the Buyers pursuant to this Agreement.



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5. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:


        To the Seller:        Cray Inc.
                              411 First Avenue South, Suite 600
                              Seattle, WA 98104
                              Tel.:  (206) 701-2000
                              Fax:   (206) 701-2218
                              Attn:  General Counsel

        To any Buyer:         as set forth on the signature page hereto.


        All notices hereunder shall be effective upon receipt by the party to which it is addressed.

6. Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable legal fees and disbursements incurred in enforcement of, or protection of any of its rights under this Agreement.


7. Miscellaneous.


        a) This Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter, and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified only in writing signed by the party to be charged hereunder.


        b) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.



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        c)      The provisions of this Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of any party hereto.


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]



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             [Signature Pages to Subscription Agreement (pages 5-7)]

                                     SELLER:

                                     CRAY INC.


                                     By:   /s/  James E. Rottsolk
                                        ----------------------------------------
                                           James E. Rottsolk, President


BUYERS:


RIVERVIEW GROUP, LLC                          Number of Common Shares:
                                              1,772,533
                                              Total Purchase Price:  $6,026,613
By  /s/  Terry Feeney                         Warrant Shares:  177,253
  --------------------------------------
    Name:  Terry Feeney                       DTC Instructions:
    Title: Chief Administrative Officer       Solomon Smith Barney
                                              Acct Name: Riverview Group, LLC
                                              Broker DTC #: 418
                                              DTC Acct #: 52239606

                                              Address for Notice:
                                              666 5th Avenue, 8th Floor
                                              New York, New York 10103
                                              Attn: Daniel Cardella



OMICRON PARTNERS, LP                          Number of Common Shares: 632,511
By:  Omicron Capital L.P., as subadvisor      Total Purchase Price:  $2,150,538
By:  Omicron Capital Inc., general partner    Warrant Shares:  63,251

By  /s/  Bruce Bernstein                      DTC Instructions:
  --------------------------------------
    Bruce Bernstein, President

                                              Address for Notice:
                                              153 East 53rd Street, 48th Floor
                                              New York, NY 10022



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LATERMAN & CO.                                Number of Common Shares: 62,500
                                              Total Purchase Price:  $212,500
                                              Warrant Shares: 6,250
By  /s/  Bernard Laterman
  --------------------------------------      DTC Instructions:
    Bernard Laterman, Managing Partner        DTC Broker #: 551 (Merrill Lynch)
                                              Account #: 082-43003-DO
                                              Acct Name: Laterman & Co.

                                              Address for Notice:
                                              5 East 59th Street
                                              New York, New York 10022



FOREVERGREEN PARTNERS                         Number of Common Shares: 62,500
                                              Total Purchase Price:  $212,500
                                              Warrant Shares:  6,250
By   /s/  Bernard Laterman
  --------------------------------------
    Bernard Laterman, Managing Partner        DTC Instructions:
                                              DTC Broker #: 551 (Merrill Lynch)
                                              Acct #: 187-23077-D2
                                              Acct Name: Forevergreen Partners

                                              Address for Notice:
                                              5 East 59th Street
                                              New York, New York 10022



CLARION CAPITAL CORPORATION                   Number of Common Shares: 101,132
                                              Total Purchase Price:  $343,848.80
                                              Warrant Shares: 10,113
By  /s/ Morton A. Cohen
  --------------------------------------      DTC Instructions:
    Morton A. Cohen, President                DTC Broker #: 773
                                              DTC A/C: 11811651

                                              Address for Notice:
                                              1801 East Ninth Street, Suite 1120
                                              Cleveland, Ohio  44144



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CLARION PARTNERS, L.P.                        Number of Common Shares: 105,000
                                              Total Purchase Price: $357,000
                                              Warrant Shares:10,500
By  /s/  Morton A. Cohen
  --------------------------------------      DTC Instructions:
    Name:  Morton A. Cohen                    DTC Broker #: 773
    Title: Manager                            DTC A/C: 11810005

                                              Address for Notice:
                                              Same as above



CLARION OFFSHORE FUND, LTD.                   Number of Common Shares: 105,000
                                              Total Purchase Price: $357,000
                                              Warrant Shares:10,500
By  /s/  Morton A. Cohen
  --------------------------------------      DTC Instructions:
    Name:  Morton A. Cohen                    DTC Broker #: 773
    Title: President                          DTC A/C: 31311266

                                              Address for Notice:
                                              Same as above



DYNAMIC EQUITY HEDGE FUND                     Number of Common Shares: 50,000
                                              Total Purchase Price: $170,000
                                              Warrant Shares:5,000
By   /s/  Morton A. Cohen
  --------------------------------------      DTC Instructions:
    Name:  Morton A. Cohen                    DTC Broker #: 773
    Title: Manager                            DTC A/C: 313315691

                                              Address for Notice:
                                              Same as above



GUARANTEE & TRUST CO TEE MORTON
A. COHEN GTC IRA SEP                          Number of Common Shares: 50,000
                                              Total Purchase Price: $170,000
                                              Warrant Shares:5,000
By  /s/ Morton A. Cohen
  --------------------------------------      DTC Instructions:
    Name:  Morton A. Cohen                    DTC Broker #: 773
    Title: Trustee                            DTC A/C: 1126083

                                              Address for Notice: same as above



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                                    Exhibit A


                              Prospectus Supplement





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